UNITED STATES

SECURITIES & EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

FAR EAST ENERGY CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The following corporate presentation was prepared by Far East Energy Corporation.

November 2006 Corporate Presentation

Cautionary Statements
• Far East Energy is scheduled to hold its 2006 annual meeting of stockholders on December 15, 2006, and filed a definitive proxy statement with the Securities and Exchange Commission on October 27, 2006 in connection with the meeting. Our stockholders are strongly advised to read the proxy statement and the accompanying WHITE proxy card and any other relevant documents filed with the Securities and Exchange Commission when they become available because they will contain important information. Stockholders will be able to obtain the proxy statement as well as any amendments or supplements to the proxy statement and any other documents that we file with the Securities and
Exchange Commission for free on the Securities and Exchange Commission’s website. Their website is located at
www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at our website at www.fareastenergy.com or by writing to the Secretary of Far East Energy, 400 N. Sam
Houston Parkway East, Suite 205, Houston, Texas 77060. You can also request copies of the proxy materials, as they become available, from our proxy solicitor, Innisfree M&A Incorporated. Their toll-free number is 1-888-750-5834.
• Statements contained in this presentation that state the intentions, hopes, beliefs, anticipations, expectations or predictions of the future of Far East Energy Corporation and its management are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of
1934, as amended. It is important to note that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties. Actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: the preliminary nature of well data, including permeability and gas content, and commercial viability of the wells; risk and uncertainties associated with exploration, development and production of oil and gas; drilling and production risks; our lack of operating history; limited and potentially inadequate cash resources;
expropriation and other risks associated with foreign operations; anticipated pipeline construction and transportation of gas; matters affecting the oil and gas industry generally; lack of availability of oil and gas field goods and services;
environmental risks; changes in laws or regulations affecting our operations, as well as other risks described in our
Annual Report on Form 10-K, Quarterly Reports filed on Form 10-Q, and subsequent filings with the Securities and
Exchange Commission.
• Note to Investors:
This presentation contains information about adjacent properties on which we have no right to explore. U.S. investors are cautioned that petroleum/mineral deposits on adjacent properties are not necessarily indicative of such deposits on our properties.

FEEC Profile
Far East Energy Corporation (FEEC) headquartered in Houston, Texas, with offices in Beijing, Kunming and Taiyuan, China, is the 3rd largest coalbed methane acreage holder in China, with over 1.3 million acres in the Shanxi and
Yunnan Provinces through agreements with ConocoPhillips and China United
Coalbed Methane Corp., Ltd.  FEEC is strategically positioned with two of its blocks (each covering approximately one-half million acres) ideally situated adjacent to two of China's major pipelines serving key industrial and business centers in Beijing and Shanghai.
Far East Energy Corporation
400 N. Sam Houston Parkway E.
Suite 205
Houston, TX  77060
Telephone:   832-598-0470
Facsimile:     832-598-0479

Approximately 1.3 million acres (5,250 km
2
) in China’s coal rich Shanxi
Province and Yunnan Province
Situated near the two major national pipelines running to Beijing and Shanghai
Shanxi Provincial government’s commitment to 1,080-mile pipeline network, a portion of which has been constructed
Seasoned management team with extensive gas industry, international, and
China-specific experience
Sustained growth in the Chinese gas market provides compelling economics for locally sourced CBM
Key Investment Highlights

Management
Michael R. McElwrath, Chief Executive Officer, President and Director
formerly Acting Assistant Secretary of Energy
Bruce N. Huff, Chief Financial Officer, Secretary and Treasurer
formerly President and Chief Operating Officer of Harken Energy
Garry Ward, Senior Vice President - Engineering
Dr. Zhendong “Alex” Yang, Senior Vice President – Exploration
Jeffrey R. Brown, President – Far East Energy (Bermuda)
Ltd.,
formerly China Asset
Manager, Kerr-McGee
Board of Directors
John C. Mihm, Chairman,
retired Senior Vice President ConocoPhillips
Michael R.
McElwrath,
CEO and President
Donald A.
Juckett,
retired US Department of Energy
Randall D. Keys,
Financial Consultant and former CFO of BPZ Energy, Inc.
Tim Whyte,
Sofaer Capital, Inc.
Thomas E.
Williams,
President - Maurer Technology, and Vice President - Research & Business
Development of Noble Technology Services Division, both Noble Corporation subsidiaries
Technical Advisors
Don
Gunther,
Former Vice Chairman Bechtel Group
Ken
Ancell,
Former Executive VP Tipperary, Principal Fairchild Ancell & Wells
Management and Directors

Third largest CBM acreage holder in China with over 1.3 million acres
CBM Partners with ConocoPhillips and China United Coalbed Methane Corp.
Ltd. (“CUCBM”)
Based in Houston, Texas with offices in Beijing, Taiyuan and Kunming
Currently dewatering three horizontal multi-lateral wells and drilling a fourth well – all located in the Shouyang Block in Shanxi Province
Initial data has indicated much higher permeability coupled with high gas content; could enhance initial production rates and total potential gas production over the economic life of the well
Corporate Overview

Far East Energy

CHINA
Shanxi Map Area
Yunnan Map Area
Beijing
Tianjin
Bohai Bay
Nei Mongol
ORDOS BASIN
Shanxi
Shanjing II
Hebei
Yulin
Taiyuan
Shouyang Block
Ningxia
Jinan
Shaanxi
QINSHUI BASIN
Shandong
Qinnan Block
Gansu
Henan
CHINA
Zhengzhou
Jiangsu
West-East Pipeline
Xian
Anhui
0 100 Km
to Shanghai
Hubei
Sichuan

7 Source: Oil and Gas Investor Shanxi Province

Far East Energy

Shanjing II
Hebei
Taiyuan
Shouyang Block
Jinan
QINSHUI
BASIN
Qinnan Block

Shanxi Project
FEEC
Drilling and
Dewatering
Activities
Source: Oil and Gas Investor
1,057,638 Acres (4,280
km
2
)
National and intra-
province pipelines in
close proximity
66.5% participating
interest potential
Wells HZ01, HZ02,
HZ03 and HZ04 in
Shouyang Block

Far East Energy

Shanxi Pipeline Planning Map

Shanjing I
Shanjing II
W-E Pipeline
Shouyang
Taiyuan
Yangquan
SY
QN
Changzhi
Linfen
Jincheng
1st, 2nd, 3rd stage pipelines

远东能源公司

Shanxi Intra-Provincial Pipeline
Planning Map
• Shanxi Intra-Provincial
Pipeline connecting FEEC
acreage to major
pipelines and
metropolitan areas in
Shanxi Province.
• SY represents FEEC’s
Shouyang Block
• QN represents FEEC’s
Qinnan Block
Source:  Natural Gas Corporation of Shanxi Province

Production Sharing Contract (PSC) with China United Coalbed Methane Co.
(CUCBM) government partner
Far East Energy is Operator
ConocoPhillips holds a 3.5% ORRI
30-year term in three phases:  Exploration, development, production
Far East Energy commits to exploration work program and expenditures over a five year period in order to earn its interest in the acreage
Exploration costs borne solely by Far East Energy
Development costs borne in proportion to ownership, with FEEC preferentially receiving cash flow until 9% rate return on exploration investment is realized
Shanxi Production Sharing
Contract

Uncommonly High Perm and Gas
• With our first horizontal wells, we believe we have discovered an uncommon combination of high permeability/high gas content.
• High permeability in conjunction with high gas content and sufficient pressure generally results in higher gas production rates sustainable over a longer period of time.
• High permeability allows gas to move with greater ease through coal, from greater distances to the well, and can result in prolific wells similar to those in America’s San Juan Basin or Australia’s Fairview Field.
• High permeability, however, also means that water can move to the well from greater distances and it will take longer to dewater.

High Perm/Gas = Higher Production
Sustainable Over Longer Period
• The key to making high permeability work to our advantage and to achieving maximum production at the earliest possible date is to drill a pattern of additional wells in the area of our first wells as rapidly as possible.
• Australia’s Fairview Field, which is known in the industry to be a very productive field for CBM production, may be a good analog to what we have discovered in our Shouyang Area. The Fairview Field’s wells were steadily drilled in a pattern around the first wells, which resulted in enhanced dewatering and wells that initially came in at a slower rate and in lower amounts because of a lengthier dewatering period, steadily ramped up to high rates sustained over many years. Of course, until we achieve sustained production from our wells, we cannot be sure if the performance of our wells will mirror that of the Fairview Field.

Far East Energy

Type	Number of Shanxi Wells
Location data	1,015
Tops and thickness data	814
Production data	6

远东能源公司

ConocoPhillips Shanxi Data
Shanxi Analysis
• Significant amount of well data available
• Ash content, isotherm data, and gas content measurements for several wells in the region
• Three seismic profiles analyzed for each block covering areas of no well control
• Three main coal seams identified and evaluated:
– Coals 3, 9, and 15 have substantial thickness in both blocks
– Coals are laterally continuous and are of high grade
– Coals capable of holding large volumes of gas
Source: ConocoPhillips

Drilling Evaluation of First Three Horizontal Wells:
Finding: drilling costs were higher than expected but are trending down as the Company gains enhancements in the operations
Recent Developments
HZ01 HZ02 HZ03
Month & year spudded Jun 2005 Dec 2005 Apr 2006
Total days (including standby, drilling,
completion, fishing and mobilization)
120 75 43
Horizontal extent 8,200 ft. 8,850 ft. 1,075 ft.

Resource Comparison
How does the Company’s Shanxi acreage compare with select U.S.
CBM Basins?
San Juan Black Warrior Raton
Shanxi Acreage
Coal Gas Content (Scf/ton) * 400-500 400-500 300-500 400-800
Coal Thickness: Typical net coal (feet) * 40 5 20 25-30
Pressure (psi) * 1500 400 400 450
Permeability (md) * 25 25 25 20-100
Source: Data on U.S. Basins from * John P. Seidle, Sproule Associates, Inc. Coalbed Methane of North America and ** Gas Research Institute
Finding: preliminary technical data suggests that the Company’s
Shanxi acreage compares well to these U.S. CBM plays.

Average GDP growth of over 9% during the last decade
World’s 2nd largest energy consumer
Approximately 70% of China’s 34 Provinces suffered large scale electricity shortages in 2004
China ranks second in the world in carbon emissions
China must increase energy supply while combating pollution
60-70% of China’s energy comes from coal
Natural gas currently accounts for less than 3.5% of China’s energy use;
by mandate it is expected to reach 8% by 2010
China

CBM Addresses Energy Shortage
and Environment
Conventional gas – onshore gas results somewhat disappointing
CBM Supply  – China’s CBM resources estimated to be 1100 TCF
(Source: China United Coalbed Methane Corporation, Ltd.)
Clean – burns substantially cleaner than coal
Environmental benefit – net reduction in emission of methane into atmosphere
Safety – drilling in advance of mining can save more than 5,000 lives annually
Proximity to market – primarily in Central & Eastern China and relatively close to major cities and institutions

CBM receives favorable royalty treatment
Market price vs. government established price
Reported average of $6.65 per Mcf, with a higher range of prices for residential, commercial and industrial terminals
Pipeline tariff approximately $1.60 Mcf per 600 miles
Potentially higher prices for LNG, if necessary or available
Strong profit potential after deducting lifting cost, tariff and taxes
Shanxi project is located near national and intra-province pipelines
• Shouyang Block – Shanjing II Pipeline to Beijing
• Qinnan Block - West-East Pipeline to Shanghai
• Shanxi Provincial government has recently constructed a portion of a planned
1,080-mile long intra-province pipeline network
China Macro Gas Markets

400 N. Sam Houston Parkway
Suite 205
Houston, Texas 77060
Main Number:    832-598-0470
www.fareastenergy.com OTCBB:  FEEC
Investor Relations Contacts:
Bruce N. Huff, Chief Financial Officer
David Nahmias, Investor Relations

20 Drilling Commences in Shouyang Block Spudding Ceremony for FEEC’s First Horizontal Well Project in the Shanxi Province - June 2005

Location data for over 850 wells in Qinnan area; 165 wells in Shouyang area
Tops and thickness data for 678 wells in Qinnan area; 136 wells in Shouyang area
• Shouyang wells clustered in north part of block; Qinnan wells clustered in east part of block
Ash content, isotherm data, and gas content measurements for several wells in the region
Production data for 3 wells in Qinnan area and 3 wells in Shouyang block
Three seismic profiles were available for each block covering areas of no well control
Topographic control grid
Qinshui Basin boundary and outcrop pattern of coal seams
Appendix (Shanxi Project)

Geologic evaluation has identified three prospective areas within the Shouyang and Qinnan
Blocks from 900-3000 ft (300 to 1000 meters)  in depth
• Shouyang North Area 204,335 acres total (827 Km²);  82,710 acres (334 Km²)
within well control area
• Qinnan East Area 113,904 acres total (461 Km²);  53,431 acres (216 Km²) within well control area
• Qinnan West Area 171,103 acres (692 Km²) total
Three main coal seams have been identified and evaluated
• Coals 3, 9, and 15 have substantial thickness in both blocks
• Coals are laterally continuous and are of high grade
• Semi-anthracite rank makes the coals capable of holding large volumes of gas
• Coals are well-cleated and have good permeability
• Coals demonstrate high desorption rates
Other less continuous coals within the section offer additional potential not captured in this evaluation
Appendix (Shanxi Project)

Contract Area: 1,057,000 acres (4,280 Km²)
Participating Interests:
Exploration:  Far East Energy 100%
Development: COP has a 3.5% ORRI*
Far East 70%-100% costs and
66.5%-96.5% of production
COP 3.5% ORRI
CUCBM 0%-30% WI**
*   ConocoPhillips (COP) has elected a 3.5% ORRI (out of FEEC interest) at end of Phase II
** China United Coalbed Methane Corp Ltd. (CUCBM) has the right to participate in any development with up to 30% participating interest
Shanxi Project

Far East Energy

TIBET
SICHUAN BASIN
Gansu
Sichuan
CHINA
Yunnan
CHUGONG BASIN
Enhong
Guizhou
NANPANJIANG BASIN
Kunming
Laochang
Guangxi
0 100 Km
0 100 Miles
MYANMAR
LAOS
VIETNAM
CHINA
Shanxi Map Area
Yunnan Map Area

24 Yunnan Projects at a Glance Two large CBM projects 159,000 - 265,000 net acres Partners with CUCBM E&P costs reimbursed to FEEC from initial production revenues Source: Oil and Gas Investor